Exhibit 99.1
Elastic Reports Third Quarter Fiscal 2024 Financial Results

Q3 Revenue of $328 million, up 19% year-over-year (18% in constant currency)
Q3 Elastic Cloud Revenue of $143 million, up 29% year-over-year (29% in constant currency)

SAN FRANCISCO, Feb 29, 2024 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch®, announced financial results for its third quarter of fiscal 2024 ended January 31, 2024.

Third Quarter Fiscal 2024 Financial Highlights

•Total revenue was $328 million, an increase of 19% year-over-year, or 18% on a constant currency basis
•Elastic Cloud revenue was $143 million, an increase of 29% year-over-year as reported and on a constant currency basis
•GAAP operating loss was $26 million; GAAP operating margin was -8%
•Non-GAAP operating income was $43 million; non-GAAP operating margin was 13%
•GAAP diluted earnings per share was $1.69(1); non-GAAP diluted earnings per share was $0.36
•Operating cash flow was $52 million with adjusted free cash flow of $63 million
•Cash, cash equivalents, and marketable securities were $1.015 billion as of January 31, 2024

“Elastic delivered another strong quarter and I'm pleased with our momentum and execution that drove our third quarter results,” said Ash Kulkarni, CEO, Elastic. “Customer interest in Generative AI, platform consolidation, and stability in cloud consumption patterns continued to drive momentum in our business in Q3. This reinforces our confidence in the business, and in our future growth as more companies choose our search analytics platform as a core part of their IT infrastructure stack for building GenAI applications.”

Third Quarter Fiscal 2024 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,270 compared to over 1,220 in Q2 FY24, and over 1,110 in Q3 FY23
•Total subscription customer count was approximately 20,800 compared to approximately 20,700 in Q2 FY24, and over 19,900 in Q3 FY23
•Net Expansion Rate was approximately 109%

Product Innovations and Updates
•Delivered scalar quantization for vector search, which provides significantly faster performance at a lower total cost
•Introduced real time alerts with natural language interactions for the Elastic AI Assistant for security
•Delivered cloud security posture management for Microsoft Azure, now integrated with the three largest cloud hyperscalers
•Announced the general availability of the Elastic AI Assistant for observability, which provides site reliability engineers (SREs) with actionable operational insights that are specific to their IT environment

•Delivered general availability of Service Level Objective (SLO) monitoring which allows SREs to manage business operations by tracking service performance, error budgets, reliability, and business goals
•Delivered deeper integration between Elasticsearch and Hugging Face, to simplify the developer experience by allowing direct embedding of large language models and other machine learning models hosted on Hugging Face into custom GAI applications built with Elasticsearch

Other Business Highlights
•Appointed Mark Dodds as Chief Revenue Officer to lead all customer facing functions
•Participated in AWS re:Invent as a Diamond sponsor and hosted ElasticON London and Sydney events as part of our twelve city customer conference series

Financial Outlook

The Company is providing the following guidance:

For the fourth quarter of fiscal 2024 (ending April 30, 2024):

•Total revenue is expected to be between $328 million and $330 million, representing 18% year-over-year growth at the midpoint (18% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 7.4% and 7.8%
•Non-GAAP diluted earnings per share is expected to be between $0.18 and $0.20, assuming between 105.5 million and 106.5 million diluted weighted average ordinary shares outstanding

For fiscal 2024 (ending April 30, 2024):

•Total revenue is expected to be between $1.260 billion and $1.262 billion, representing 18% year-over-year growth at the midpoint (17% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 11%
•Non-GAAP diluted earnings per share is expected to be between $1.15 and $1.18, assuming between 103.0 million and 104.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.082 US Dollars; and 1 Great British Pound = 1.267 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net earnings/(loss) per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

(1)    GAAP diluted earnings per share includes the impact of a discrete income tax benefit of approximately $207 million related to the release of a valuation allowance against certain deferred tax assets. There was no impact to operating results, non-GAAP diluted earnings per share, adjusted free cash flow or cash and cash equivalents.

About Elastic

Elastic (NYSE: ESTC), the leading search analytics company, securely harnesses search-powered AI to enable everyone to find the answers they need in real-time using all their data, at scale. Elastic’s solutions for security, observability and search are built on the Elasticsearch platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter and the fiscal year ending April 30, 2024, the expected performance or benefits of our offerings, expected market opportunities, and our expectations regarding our growth. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP income/(loss), excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, litigation settlement, the related income tax effect of the foregoing adjustments, and the income tax benefit from the release of any valuation allowance against deferred tax assets. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2024	2023	2024	2023
Revenue
Subscription	$307,632	$255,613	$865,622	$728,638
Services	20,325	18,953	66,700	60,410
Total revenue	327,957	274,566	932,322	789,048
Cost of revenue
Subscription	63,976	56,146	181,238	164,798
Services	20,666	19,062	60,970	58,146
Total cost of revenue	84,642	75,208	242,208	222,944
Gross profit	243,315	199,358	690,114	566,104
Operating expenses
Research and development	87,202	77,472	248,000	231,689
Sales and marketing	141,621	126,717	408,020	379,902
General and administrative	40,896	34,711	117,530	103,724
Restructuring and other related charges	—	29,805	754	29,805
Total operating expenses	269,719	268,705	774,304	745,120
Operating loss	(26,404)	(69,347)	(84,190)	(179,016)
Other income (expense), net
Interest expense	(6,368)	(6,265)	(19,023)	(18,875)
Other income, net	8,568	5,460	24,107	20,774
Loss before income taxes	(24,204)	(70,152)	(79,106)	(177,117)
(Benefit from) provision for income taxes	(200,328)	2,422	(181,926)	12,313
Net income (loss)	$176,124	$(72,574)	$102,820	$(189,430)
Net earnings (loss) per share attributable to ordinary shareholders
Basic	$1.76	$(0.76)	$1.04	$(1.99)
Diluted	$1.69	$(0.76)	$1.00	$(1.99)
Weighted-average shares used to compute net earnings (loss) per share attributable to ordinary shareholders
Basic	100,282,179	96,052,025	99,099,210	95,327,131
Diluted	104,503,290	96,052,025	103,149,384	95,327,131

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of January 31, 2024	As of April 30, 2023
Assets
Current assets:
Cash and cash equivalents	$526,893	$644,167
Restricted cash	2,774	2,473
Marketable securities	488,133	271,041
Accounts receivable, net of allowance for credit losses of $3,865 and $3,409 as of January 31, 2024 and April 30, 2023, respectively	229,946	260,919
Deferred contract acquisition costs	68,937	55,813
Prepaid expenses and other current assets	45,440	39,867
Total current assets	1,362,123	1,274,280
Property and equipment, net	5,512	5,092
Goodwill	319,546	303,642
Operating lease right-of-use assets	23,088	19,997
Intangible assets, net	23,822	29,104
Deferred contract acquisition costs, non-current	100,389	95,879
Deferred tax assets	218,693	7,412
Other assets	5,749	8,076
Total assets	$2,058,922	$1,743,482
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$10,935	$35,151
Accrued expenses and other liabilities	64,835	63,532
Accrued compensation and benefits	78,049	76,483
Operating lease liabilities	12,788	12,749
Deferred revenue	561,665	528,704
Total current liabilities	728,272	716,619
Deferred revenue, non-current	23,521	34,248
Long-term debt, net	568,341	567,543
Operating lease liabilities, non-current	15,297	13,942
Other liabilities, non-current	15,654	12,233
Total liabilities	1,351,085	1,344,585
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of January 31, 2024 and April 30, 2023	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 100,792,010 shares issued and outstanding as of January 31, 2024 and 97,366,947 shares issued and outstanding as of April 30, 2023	1,060	1,024
Treasury stock	(369)	(369)
Additional paid-in capital	1,676,493	1,471,584
Accumulated other comprehensive loss	(18,840)	(20,015)
Accumulated deficit	(950,507)	(1,053,327)
Total shareholders’ equity	707,837	398,897
Total liabilities and shareholders’ equity	$2,058,922	$1,743,482

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2024	2023	2024	2023
Cash flows from operating activities
Net income (loss)	$176,124	$(72,574)	$102,820	$(189,430)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	4,072	5,045	13,853	15,475
Amortization of discounts or premiums on marketable securities	(2,750)	—	(6,396)	—
Amortization of deferred contract acquisition costs	20,440	15,821	56,392	51,495
Amortization of debt issuance costs	269	257	798	763
Non-cash operating lease cost	2,878	2,705	8,148	8,354
Asset impairment charges	—	6,242	—	6,242
Stock-based compensation expense	62,762	54,456	176,344	148,626
Deferred income taxes	(210,705)	148	(210,278)	68
Foreign currency transaction loss	1,845	2,213	2,267	2,261
Other	(16)	—	(34)	67
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	4,072	(11,143)	31,044	14,050
Deferred contract acquisition costs	(30,668)	(24,615)	(74,089)	(68,184)
Prepaid expenses and other current assets	(7,655)	(238)	(5,512)	7,671
Other assets	(917)	2,297	639	7,106
Accounts payable	(25,330)	(11,809)	(25,212)	511
Accrued expenses and other liabilities	2,821	(4,627)	1,428	(6,272)
Accrued compensation and benefits	12,282	5,786	1,509	(161)
Operating lease liabilities	(2,902)	(2,831)	(9,096)	(8,404)
Deferred revenue	45,767	40,037	23,189	17,869
Net cash provided by operating activities	52,389	7,170	87,814	8,107
Cash flows from investing activities
Purchases of property and equipment	(1,077)	(197)	(2,605)	(1,019)
Purchases of marketable securities	(179,972)	—	(358,273)	—
Maturities of marketable securities	74,931	—	150,223	—
Business acquisitions, net of cash acquired	(18,951)	—	(18,951)	—
Net cash used in investing activities	(125,069)	(197)	(229,606)	(1,019)
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	—	—	9,111	—
Proceeds from issuance of ordinary shares upon exercise of stock options	8,847	4,510	19,490	12,234
Net cash provided by financing activities	8,847	4,510	28,601	12,234
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	1,008	9,940	(3,782)	(2,914)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(62,825)	21,423	(116,973)	16,408
Cash, cash equivalents, and restricted cash, beginning of period	592,492	858,622	646,640	863,637
Cash, cash equivalents, and restricted cash, end of period	$529,667	$880,045	$529,667	$880,045

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,				Nine Months Ended January 31,
	2024		2023		2024		2023
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$143,379	44%	$110,743	40%	$399,540	43%	$311,709	40%
Other subscription	164,253	50%	144,870	53%	466,082	50%	416,929	52%
Total subscription	307,632	94%	255,613	93%	865,622	93%	728,638	92%
Services	20,325	6%	18,953	7%	66,700	7%	60,410	8%
Total revenue	$327,957	100%	$274,566	100%	$932,322	100%	$789,048	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31, 2024	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$143,379	29%	29%	6%	6%
Other subscription	$164,253	13%	12%	8%	7%
Total subscription	$307,632	20%	19%	7%	7%
Total revenue	$327,957	19%	18%	6%	6%
Total deferred revenue	$585,186	21%	21%	9%	9%
Total remaining performance obligations	$1,176,486	18%	18%	5%	5%

	Nine Months Ended January 31, 2024	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Elastic Cloud	$399,540	28%	28%
Other subscription	$466,082	12%	11%
Total subscription	$865,622	19%	18%
Total revenue	$932,322	18%	17%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2024	2023	2024	2023
Net cash provided by operating activities	$52,389	$7,170	$87,814	$8,107
Less: Purchases of property and equipment	(1,077)	(197)	(2,605)	(1,019)
Add: Interest paid on long-term debt	11,859	11,859	23,719	23,719
Adjusted free cash flow (1)	$63,171	$18,832	$108,928	$30,807
Net cash used in investing activities	$(125,069)	$(197)	$(229,606)	$(1,019)
Net cash provided by financing activities	$8,847	$4,510	$28,601	$12,234
Net cash provided by operating activities (as a percentage of total revenue)	16%	3%	9%	1%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	3%	4%	3%	3%
Adjusted free cash flow margin	19%	7%	12%	4%
(1) Adjusted free cash flow includes cash paid for restructuring and other charges of $0.8 million and $1.5 million during the three and nine months ended January 31, 2024, respectively, and $18.0 million during the three and nine months ended January 31, 2023.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2024	2023	2024	2023
Gross Profit Reconciliation:
GAAP gross profit	$243,315	$199,358	$690,114	$566,104
Stock-based compensation expense and related employer taxes	5,902	4,947	16,483	14,124
Amortization of acquired intangibles	3,186	2,977	9,139	8,902
Non-GAAP gross profit	$252,403	$207,282	$715,736	$589,130
Gross Margin Reconciliation(1):
GAAP gross margin	74.2%	72.6%	74.0%	71.7%
Stock-based compensation expense and related employer taxes	1.8%	1.8%	1.8%	1.8%
Amortization of acquired intangibles	1.0%	1.1%	1.0%	1.1%
Non-GAAP gross margin	77.0%	75.5%	76.8%	74.7%
Operating Income Reconciliation:
GAAP operating loss	$(26,404)	$(69,347)	$(84,190)	$(179,016)
Stock-based compensation expense and related employer taxes	65,847	56,155	183,564	153,507
Amortization of acquired intangibles	3,186	4,209	11,282	12,597
Acquisition-related expenses	682	899	2,240	5,100
Restructuring and other related charges	—	29,805	754	29,805
Non-GAAP operating income	$43,311	$21,721	$113,650	$21,993
Operating Margin Reconciliation(1):
GAAP operating margin	(8.1)%	(25.3)%	(9.0)%	(22.7)%
Stock-based compensation expense and related employer taxes	20.1%	20.4%	19.7%	19.4%
Amortization of acquired intangibles	1.0%	1.5%	1.2%	1.6%
Acquisition-related expenses	0.2%	0.3%	0.2%	0.6%
Restructuring and other related charges	—%	10.9%	0.1%	3.8%
Non-GAAP operating margin	13.2%	7.9%	12.2%	2.8%
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$176,124	$(72,574)	$102,820	$(189,430)
Stock-based compensation expense and related employer taxes	65,847	56,155	183,564	153,507
Amortization of acquired intangibles	3,186	4,209	11,282	12,597
Acquisition-related expenses	682	899	2,240	5,100
Restructuring and other related charges	—	29,805	754	29,805
Litigation settlement	—	—	—	(10,150)
Income tax effects related to the above adjustments(2)	(780)	(1,599)	7,988	1,929
Discrete income tax benefit from the release of a valuation allowance against deferred tax assets	(207,456)	—	(207,456)	—
Non-GAAP net income	$37,603	$16,895	$101,192	$3,358
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.37	$0.18	$1.02	$0.04
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.36	$0.17	$0.98	$0.03
Weighted-average shares used to compute earnings per share attributable to ordinary shareholders, basic	100,282,179	96,052,025	99,099,210	95,327,131
Weighted-average shares used to compute earnings per share attributable to ordinary shareholders, diluted	104,503,290	98,902,515	103,149,384	98,834,408
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2024	2023	2024	2023
Cost of revenue reconciliation:
GAAP subscription	$63,976	$56,146	$181,238	$164,798
Stock-based compensation expense and related employer taxes	(2,400)	(2,291)	(6,989)	(6,733)
Amortization of acquired intangibles	(3,186)	(2,977)	(9,139)	(8,902)
Non-GAAP subscription	$58,390	$50,878	$165,110	$149,163
GAAP services	$20,666	$19,062	$60,970	$58,146
Stock-based compensation expense and related employer taxes	(3,502)	(2,656)	(9,494)	(7,391)
Non-GAAP services	$17,164	$16,406	$51,476	$50,755
Operating expenses reconciliation:
GAAP research and development expense	$87,202	$77,472	$248,000	$231,689
Stock-based compensation expense and related employer taxes	(25,989)	(21,462)	(71,956)	(60,220)
Acquisition-related expenses	—	(870)	(1,175)	(5,034)
Non-GAAP research and development expense	$61,213	$55,140	$174,869	$166,435
GAAP sales and marketing expense	$141,621	$126,717	$408,020	$379,902
Stock-based compensation expense and related employer taxes	(21,142)	(19,883)	(59,541)	(52,584)
Amortization of acquired intangibles	—	(1,232)	(2,143)	(3,695)
Non-GAAP sales and marketing expenses	$120,479	$105,602	$346,336	$323,623
GAAP general and administrative expense	$40,896	$34,711	$117,530	$103,724
Stock-based compensation expense and related employer taxes	(12,814)	(9,863)	(35,584)	(26,579)
Acquisition-related expenses	(682)	(29)	(1,065)	(66)
Non-GAAP general and administrative expense	$27,400	$24,819	$80,881	$77,079